                 SECURITIES AND EXCHANGE COMMISSION


                      Washington, D.C.  20549




                ___________________________________


                              FORM 8-K
                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


   December 12, 1995
   ________________________________
   (Date of earliest event reported)


                              ICO, Inc.
        ____________________________________________________
       (Exact name of registrant as specified in its charter)

                             TEXAS
           _____________________________________________
           (State or other jurisdiction of incorporation)



          0-10068                               75-1619554
   ________________________   ___________________________________
   (Commission File Number)  (IRS Employer Identification Number)


   100 Glenborough Drive, Suite 250, Houston, Texas       77067
   ______________________________________________________________
   (Address of principal executive offices)            (Zip Code)



                             713-872-4994
        ___________________________________________________
        (Registrant's telephone number, including area code)

   Item 5.   Other Events.

        On December 12, 1995, the Registrant issued a press release regarding the proposed merger of a subsidiary of the Company and Wedco Technology, Inc.


   Item 7.   Financial Statements and Exhibits.

                                                 Sequential Page
   Number    Exhibit Description                     Number

     99      Press Release dated December 12, 1995        3



                             SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, ICO, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ICO, INC.


   Date:  December 18, 1995      /s/Asher O. Pacholder
                                 ________________________________

                                 Asher O. Pacholder